Signet Student Loan Trust 1996-A
Statement to Noteholders and Certificateholders
Interest Payment Date:             12/26/97
Reporting Period:                  11/1/97-11/30/97
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I.       Deal Parameters

         -----------------------------------------------------------------------------------------
     A   Student Loan Portfolio Characteristics                       11/1/96           11/30/97
         -----------------------------------------------------------------------------------------
         I   Principal Balance                                     399,468,977.20   345,426,802.42
         ii  Interest to be Capitalized                              5,121,821.58     3,311,310.17
                                                             -------------------------------------
         iii Pool Balance                                          404,590,798.78   348,738,112.59

     B   I   Weighted Average Coupon (WAC)                                 8.3280%          8.4024%
         ii  Weighted Average Remaining Term                               130.43           127.85
         iii Number of Loans                                              103,208           92,202
         iv  Number of Borrowers                                           50,613           45,426
         -----------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------------------
     C   Notes and Certificates                          Spread         Balance         % of Pool        Balance         % of Pool
                                                                       12/27/96                          12/26/97
         -------------------------------------------------------------------------------------------------------------------------
         I   Class A-1 Notes       82668P AA3              0.09%   $ 252,000,000.00       58.819%    $ 193,140,009.20      52.260%
         ii  Class A-2 Notes       82668P AB1              0.15%   $ 161,439,000.00       37.681%    $ 161,439,000.00      43.682%
         iii Certificates          82668P AC9              0.45%   $  14,996,000.00        3.500%    $  14,996,000.00       4.058%
         =========================================================================================================================
         iv  Total Notes and Certificates                          $ 428,435,000.00      100.000%    $ 369,575,009.20     100.000%
         =========================================================================================================================

     D   Reserve Account                                                 12/27/96                          12/26/97
         I   Reserve Account Initial Deposit ($)                     $ 6,317,145.00
         ii  Specified Reserve Account Balance ($)                   $ 6,317,145.00                    $ 5,322,057.65
         iii Current Reserve Account Balance($)                      $ 6,317,145.00                    $ 5,509,387.92

     E   Pre-Funding Account                                             12/27/96                          12/26/97
         I   Pre-Funding Account Initial Deposit ($)                $ 16,552,201.22
         ii  Current Pre-Funding Account Balance ($)                $ 16,552,201.22                    $ 5,241,195.32

         -------------------------------------------------------------------------------------------------------------------------

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II.          Transactions from:       11/1/97  through       11/30/97

     A   Student Loan Principal Activity
         I   Regular Principal Collections                            $3,424,233.93
         ii  Principal Collections from Guarantor                     $1,665,633.73
         iii Principal Reimbursements from Seller and/or Servicer             $0.00
         iv  New Serial Loan Purchases (1)                                    $0.00
         v   Liquidation Proceeds (principal)                                 $0.00
         vi  Recoveries                                                       $0.00
         vii Other System Adjustments                                         $0.00
                                                               --------------------
         viiiTotal Principal Collections                              $5,089,867.66


     B   Student Loan Non-Cash Principal Activity
         I   Capitalized Interest                                      ($795,474.01)
         ii  Realized Losses                                                  $0.00
         iii Other Adjustments                                           $15,217.97
                                                               --------------------
         iv  Total Non-Cash Principal Activity                         ($780,256.04)


         --------------------------------------------------------------------------
     C   Total Student Loan Principal Activity                        $4,309,611.62
         --------------------------------------------------------------------------


     D   Student Loan Interest Activity
         I   Regular Interest Collections                             $1,312,276.39
         ii  Interest Claims Received from Guarantors                   $147,392.27
         iii Interest Reimbursements from Seller and/or Servicer              $0.00
         iv  Liquidation Proceeds (interest)                                  $0.00
         v   Other Systems Adjustments                                        $0.00
         vi  Special Allowance Payments                                 $129,040.48
         vii Subsidy Payments                                           $903,002.66
                                                               --------------------
         viiiTotal Interest Collections                               $2,491,711.80


     E   Student Loan Non-Cash Interest Activity
         I   Interest Accrual Adjustment                                ($19,014.02)
         ii  Capitalized Interest                                       $795,474.01
                                                               --------------------
         iii Total Non-Cash Interest Adjustments                        $776,459.99


         --------------------------------------------------------------------------
     F   Total Student Loan Interest Activity                         $3,268,171.79
         --------------------------------------------------------------------------

     (1) No new Serial Loans were purchased during the current Monthly Collection Period.


--------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
III.     Collection Account Activity

     A   Principal Collections
         I   Principal Payments Received--Cash                                         $5,089,867.66
         ii  Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
                                                                                   -----------------
         iii Total Principal Collections                                               $5,089,867.66

     B   Interest Collections
         I   Interest Payments Received--Cash                                          $1,459,668.66
         ii  Cash Forwarded by Administrator on behalf of Seller and/or Servicer               $0.00
         iv  Cash Forwarded by Eligible Lender for Special Allowance and
                Subsidy Payments                                                       $1,032,043.14
                                                                                   -----------------
         v   Total Interest Collections                                                $2,491,711.80

     C   Capitalized Interest Amount                                                     $795,474.01

     D   Investment Earnings                                                             $102,423.74

     E   TOTAL FUNDS TRANSFERRED TO COLLECTION ACCOUNT                                 $8,479,477.21

     F   Servicing Fees Due for Current Monthly Collection Period                        $368,061.96

     G   Unpaid Servicing Fees due from Prior Monthly Collection Periods                       $0.00

     H   Administration Fees Due for Current Monthly Collection Period                    $11,777.98

     I   Unpaid Administration Fees Due from Prior Monthly Collection Periods                  $0.00

         -------------------------------------------------------------------------------------------
     J   Total Fees Due for Period                                                       $379,839.94
         -------------------------------------------------------------------------------------------


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IV.     Portfolio Characteristics

                     -----------------------------------------------------------------------------------------------------
                              Weighted Average Coupon                 # of Loans                                   %
 ------------------------------------------------------------------------------------------------------------------------------
                                11/30/97      10/31/97       11/30/97          10/31/97                11/30/97        10/31/97
-------------------------------------------------------------------------------------------------------------------------------
STATUS:
In School                        8.0355%       8.0348%         3,153              3,144                3.4197%          3.3595%
Grace                            8.0085%       8.0216%           551              1,304                0.5976%          1.3934%
Repayment
   Current                       8.4292%       8.4305%        58,664             57,887               63.6255%         61.8550%
   31-60 Days                    8.4565%       8.4357%         3,823              4,311                4.1463%          4.6065%
   61-90 Days                    8.4318%       8.4259%         2,271              2,135                2.4631%          2.2813%
   91-120 Days                   8.4504%       8.4396%         1,384              1,587                1.5011%          1.6958%
   > 120 Days                    8.4295%       8.4374%         2,384              2,147                2.5856%          2.2942%
                          -----------------------------------------------------------------------------------------------------
   Total Repayment               8.4311%       8.4313%        69,285             69,062               75.1448%         73.7960%

Deferment                        8.3512%       8.3639%        12,224             12,327               13.2578%         13.1720%
Forbearance                      8.4079%       8.4001%         6,989              7,748                7.5801%          8.2791%
Claims (1)                       8.4133%       8.4431%           759                995                0.8232%          1.0632%
-------------------------------------------------------------------------------------------------------------------------------
                Totals           8.4024%       8.4024%        92,202             93,585              100.0000%        100.0000%
-------------------------------------------------------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                    8.6745%       8.6743%         5,490              5,540                5.9543%          5.9198%
Subsidized Stafford              8.1618%       8.1585%        63,056             64,027               68.3890%         68.4159%
Unsub Stafford                   8.2038%       8.2002%        12,400             12,564               13.4487%         13.4252%
SLS                              9.0057%       9.0058%         5,216              5,339                5.6571%          5.7050%
PLS                              9.0079%       9.0079%         6,040              6,115                6.5508%          6.5342%

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                Totals           8.4024%       8.4024%        92,202             93,585              100.0000%        100.0000%
-------------------------------------------------------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                           8.3364%       8.3334%         6,347              6,450                6.8838%          6.8921%
4-year                           8.2935%       8.2913%        68,920             69,886               74.7489%         74.6765%
Consolidation                    8.6745%       8.6743%         5,490              5,540                5.9543%          5.9198%
Graduate                         8.2757%       8.2784%         1,283              1,303                1.3915%          1.3923%
Proprietary/Vocational           8.4179%       8.4121%         8,957              9,185                9.7145%          9.8146%
Not Identified                   8.3430%       8.3388%         1,205              1,221                1.3069%          1.3047%

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                Totals           8.4024%       8.4024%        92,202             93,585              100.0000%        100.0000%
-------------------------------------------------------------------------------------------------------------------------------


                                  Principal Amount                       %
                        -----------------------------------------------------------
                                11/30/97       10/31/97         11/30/97   10/31/97
                        -----------------------------------------------------------
STATUS:
In School                    10,473,840.29   10,466,120.59       3.0322%    2.9926%
Grace                         1,810,025.79    4,474,731.69       0.5240%    1.2795%
Repayment
   Current                  218,943,379.86  214,011,902.02      63.3844%   61.1923%
   31-60 Days                14,461,118.01   16,275,997.21       4.1865%    4.6538%
   61-90 Days                 8,404,114.93    7,960,765.37       2.4330%    2.2762%
   91-120 Days                5,406,336.16    6,165,344.01       1.5651%    1.7629%
   > 120 Days                 8,722,053.19    7,593,875.95       2.5250%    2.1713%
                        ----------------------------------------------------------
   Total Repayment          258,440,760.61  255,497,238.90      74.8190%   73.0542%

Deferment                    45,151,541.24   45,862,539.00      13.0714%   13.1135%
Forbearance                  29,545,221.32   33,435,783.86       8.5534%    9.5603%
Claims (1)                    2,503,758.46    3,489,354.34       0.7248%    0.9977%
-----------------------------------------------------------------------------------
                Totals      345,421,389.25  349,736,414.04     100.0000%  100.0000%
-----------------------------------------------------------------------------------

LOAN TYPE:
Consolidation                93,627,583.05   94,440,266.59      27.1053%   27.0033%
Subsidized Stafford         170,088,744.44  172,550,572.42      49.2409%   49.3373%
Unsub Stafford               41,360,220.91   41,672,821.49      11.9738%   11.9155%
SLS                          18,813,701.74   19,205,459.12       5.4466%    5.4914%
PLS                          21,531,139.11   21,867,294.42       6.2333%    6.2525%

-----------------------------------------------------------------------------------
                Totals      345,421,389.25  349,736,414.04     100.0000%  100.0000%
-----------------------------------------------------------------------------------

SCHOOL TYPE:
2-year                       15,527,415.30   15,757,277.15       4.4952%    4.5055%
4-year                      211,165,796.46  213,845,511.10      61.1328%   61.1448%
Consolidation                93,627,583.05   94,440,266.59      27.1053%   27.0033%
Graduate                      6,014,254.98    6,114,042.19       1.7411%    1.7482%
Proprietary/Vocational       15,520,166.83   15,968,662.63       4.4931%    4.5659%
Not Identified                3,566,172.63    3,610,654.38       1.0324%    1.0324%

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                Totals      345,421,389.25  349,736,414.04     100.0000%  100.0000%
-----------------------------------------------------------------------------------
                     (1) Claims Information

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Claim Status         11/30/97      WAC           # of Loans          % of Loans       Principal Amount      % of Principal
--------------------------------------------------------------------------------------------------------------------------
Claims Pending (2)               8.4133%           759                  0.8232%          2,503,758.46           0.7248%
Aged Claims Rejected (3)         0.0000%             0                  0.0000%                  0.00           0.0000%
--------------------------------------------------------------------------------------------------------------------------
                 Totals          8.4133%           759                  0.8232%          2,503,758.46           0.7248%
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(2)  Claims filed and unpaid; includes claims rejected aged less than 6 months.
(3)  Claims rejected (subject to cure) aged 6 months or more;  also includes claims deemed incurable pending repurchase.

--------------------------------------------------------------------------------------------------------------------------



-------------------------------------------------------------------------------------------------------------------
V.       Interest Calculation

     A   Borrower Interest Accrued During Collection Period                             2,133,690.63
     B   Interest Subsidy Payments Accrued During Collection Period                      $266,142.55
     C   SAP Payments Accrued During Collection Period                                    $61,777.83
     D   Monthly Rebate Fees Accrued During Collection Period                            ($76,667.21)
     E   Investment Earnings                                                             $102,423.74
                                                                                   -----------------
     F   Net Expected Interest Collections                                             $2,487,367.54


     G   Student Loan Rate
         I   Days in Collection Period   11/1/97-11/30/97                                         30
         ii  Net Expected Interest Collections                                         $2,487,367.54
         iii Servicing Fee                                                               $368,061.96
         iv  Administration Fee                                                           $11,777.98
         v   Total Pool Balance at Beginning of the Collection Period                 353,339,482.73
         vi  Student Loan Rate                                                               7.15752%
                                         Interest Dist.
                                         --------------
                                         Factor (per $1,000) Accrual Period ***
                                         ------------------- ------------------
     H   Class A-1 LIBOR Based Interest Rate                                                    5.77750%
     I   Class A-1 Rate                      3.936036706     11/25/97 - 12/26/97                5.77750%
     J   Class A-2 LIBOR Based Interest Rate                                                    5.83750%
     K   Class A-2 Rate                      5.188888868     11/25/97 - 12/26/97                5.83750%
     L   Certificate LIBOR Based Interest Rate                                                  6.13750%
     M   Certificate Rate                    5.455555481     11/25/97 - 12/26/97                6.13750%


-------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
VI.      Inputs From Previous Servicing Reports                   11/25/97


     A   Total Student Loan Pool Outstanding
         I   Current Principal Balance                               349,736,414.04
         ii  Interest to be Capitalized                                3,603,068.69
                                                               --------------------
         iii Total Student Loan Pool Outstanding                     353,339,482.73

     B   Total Note and Certificate Factor                                0.8626163

     C   Total Note and Certificate Balance                        $ 369,575,009.20



         ------------------------------------------------------------------------------------------------------------
     D   Balance                      11/25/97                          Class A-1        Class A-2       Certificates
         ------------------------------------------------------------------------------------------------------------
         I   Current Factor 11/25/97                                   0.7664286079     1.0000000000     1.0000000000
         ii  Principal Shortfall                                               0.00             0.00             0.00
         iii Expected Balance                                        193,140,009.20   161,439,000.00    14,996,000.00
                                                               ------------------------------------------------------
         iv  Balance                                                 193,140,009.20   161,439,000.00    14,996,000.00
     E   Interest Shortfall                                                    0.00             0.00             0.00
     F   Interest Carryover                                                    0.00             0.00             0.00
         ------------------------------------------------------------------------------------------------------------


     G   Reserve Account Balance                                     $ 5,509,387.92
     H   Pre-Funding Account Balance                                 $ 6,036,669.33
     I   Unpaid Servicing Fees from Prior Month(s)                             0.00
     J   Unpaid Administration fees from Prior Month(s)                        0.00


----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
VIII.Distributions

     ----------------------------------------------------------------------------------------------------------------
 A   Distribution Amounts                                               Class A-1         Class A-2      Certificates
     I       Monthly Interest Due                                       $991,881.25      $837,689.03       $81,811.51
     ii      Monthly Interest Paid                                      $991,881.25      $837,689.03       $81,811.51
                                                               ------------------------------------------------------
             Interest Shortfall                                               $0.00            $0.00            $0.00

     iii     Interest LIBOR Carryover Due                                     $0.00            $0.00            $0.00
     iv      Interest LIBOR Carryover Paid                                    $0.00            $0.00            $0.00
                                                               ------------------------------------------------------
             Interest LIBOR Carryover                                         $0.00            $0.00            $0.00

     v       Interest Carryover Shortfall Due                                 $0.00            $0.00            $0.00
     vi      Interest Carryover Shortfall Paid                                $0.00            $0.00            $0.00
                                                               ------------------------------------------------------
             Carryover Shortfall                                              $0.00            $0.00            $0.00
     ----------------------------------------------------------------------------------------------------------------
     vii     Total Distribution Amount                                  $991,881.25      $837,689.03       $81,811.51
     ----------------------------------------------------------------------------------------------------------------

 B   Total Interest Distribution                                      $1,911,381.79
                                                               --------------------
 C   Total Cash Distributions-Notes and Certificates                  $1,911,381.79

     ------------------------------------------------------------------------------
 D   Note & Certificate Balances                   12/26/97            11/25/97
     I       A-1 Note Balance                  $ 193,140,009.20    $ 193,140,009.20
             A-1 Note Pool Factor                  0.7664286079        0.7664286079

     ii      A-2 Note Balance                    161,439,000.00      161,439,000.00
             A-2 Note Pool Factor                  1.0000000000        1.0000000000

     iii     Certificate Balance                  14,996,000.00       14,996,000.00
             Certificate Pool Factor               1.0000000000        1.0000000000

     ------------------------------------------------------------------------------

 G   Reserve Account Reconciliation
     I       Beginning of Period Balance                                               $5,509,387.92
     ii      Draws for payment of:
                Servicing Fees                                                                 $0.00
                Administration Fees                                                            $0.00
                Noteholders' Interest Distribution Amount                                      $0.00
                Certificateholders' Interest Distribution Amount                               $0.00
                Noteholders' Principal Distribution Amount                                     $0.00
                Certificateholders' Principal Distribution Amount                              $0.00
                                                                                   -----------------
     iii     Total Reserve Account Balance Available                                   $5,509,387.92
     iv      Specified Reserve Account Balance                                         $5,322,057.65
     v       Ending Reserve Account Balance                                            $5,509,387.92

 H   Pre-Funding Account Reconciliation
     I       Balance as of prior Payment Date                                         $ 6,036,669.33
     ii      Draw for Accrued Interest                                                   $795,474.01
     iii     Draw for Serial Loan Purchases prior to previous Payment Date                     $0.00
     iv      Draw for Serial Loan Purchases after previous Payment Date                        $0.00
                                                                                   -----------------
     v       Current Pre-Funding Account Balance                                      $ 5,241,195.32
